SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 2, 2004


                              AMSCAN HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


                                    Delaware
                (State or other jurisdiction of incorporation)


               000-21827                               13-3911462
         (Commission File No.)              (IRS Employer Identification No.)

                               80 Grasslands Road
                            Elmsford, New York 10523
          (Address of principal executive offices, including ZIP code)



                                (914) 345-2020
                        (Registrant's telephone number,
                              including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS.

 On April 2, 2004, Amscan Holdings, Inc. ("Amscan") issued the press release attached hereto as Exhibit 99.1


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) EXHIBITS.


          99.1 Press Release, dated as of April 2, 2004, issued by Amscan Holdings, Inc.

                                    SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 2, 2004

                                    AMSCAN HOLDINGS, INC.



                                    By:    /s/ Michael A. Correale
                                           -----------------------------
                                    Name:  Michael A. Correale
                                    Title: Vice President, Chief Financial
                                           Officer

                                  EXHIBIT LIST


    EXHIBIT                       DESCRIPTION
      NO.



     99.1         Press Release, dated as of April 2, 2004, issued by
                    Amscan Holdings, Inc.